Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
February, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  6.97%
     February, 1998  7.23%
     January, 1998  7.09%
     December, 1997  6.57%



Cash Yield                                              20.19%


Investor Charge Offs                                    5.58%


Base Rate                                               7.39%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       27.12%


Total Payment Rate                                      10.29%


Total Principal Balance                                $5,493,913,881.70


Investor Participation Amount                          $437,500,000.00


Seller Participation Amount                            $1,489,747,215.06